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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   July 25, 2001



                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

          New Jersey                  1-12                   36-1655315
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          (State or other             (Commission            (IRS Employer
          jurisdiction of             File Number)           Identification No.)
          incorporation)


            Quaker Tower P.O. Box 049001 Chicago, Illinois 60604-9001
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                    (Address of principal executive offices)


                                  312-222-7111
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              (Registrant's telephone number, including area code)


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Item 9.      Regulation FD Disclosure.

Set forth below is a transcript of the question and answer session with Robert
S. Morrison, Chairman, President and Chief Executive Officer of The Quaker Oats Company, Margaret M. Eichman, a vice president of The Quaker Oats Company, and certain participants on an investor conference call held July 19, 2001, in connection with the announcement of second-quarter results. The transcript is attached to this report as exhibit 99.1, and is incorporated by reference to the report.



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE QUAKER OATS COMPANY
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                                  (Registrant)



Date:  July 25, 2001         /s/ William G. Barker
--------------------         -------------------------------
                                 William G. Barker
                                 Vice President and
                                 Corporate Controller

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                                  EXHIBIT INDEX





Exhibit                            Exhibit                         Paper (P) or
Number                           Description                      Electronic (E)
-------                          -----------                      --------------
99.1           Transcript of the question and answer session
               of The Quaker Oats Company's earnings
               release dated July 19, 2001                               E